Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Rhonda Keaveney, Chief Operating Officer of Reynaldo’s Mexican Food Company, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of Reynaldo’s Mexican Food Company, Inc. for the period ended September 30, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Reynaldo’s Mexican Food Company, Inc.

	By:	/s/ Rhonda Keaveney
Date: November 7, 2022	Name:	Rhonda Keaveney
	Title:	Chief Operating Officer